Exhibit 10.13

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Addendum No. 3
to License Agreement No. 03/02/2025-4 dated 03.02.2025

Kyiv — 29.05.2025

Limited Liability Company “Autonomous Robotic Systems” (hereinafter, the “Licensor”), represented by Director Oleksii Andriiovych Filippenkov, acting on the basis of the Charter, on the one part, and [***] (hereinafter, the “Licensee”), represented by Director [***], acting on the basis of the Charter, on the other part (hereinafter together, the “Parties,” and each separately, a “Party”), have entered into this Addendum to License Agreement No. 03/02/2025-4 dated 03.02.2025 (the “Agreement”) as follows:

1.	The Parties agree to restate Clause 1.3 of the Agreement as follows:
“1.3. The Software shall be used for the manufacture of special-purpose equipment—unmanned aerial systems [***], which are manufactured and supplied by the Licensee to [***] under Agreement [***], Agreement [***], Agreement [***], Agreement [***], as well as for any other product manufactured by the Licensee.”

2.

The Parties agree to supplement the Agreement with Clause 1.4 as follows:
“1.4. The Licensee acknowledges and authorizes the Licensor to collect and use data obtained as a result of the Licensee’s use of the Licensor’s Software solely for the limited purpose of improving the operational efficiency of the products of the Licensor, Swarmer, Inc., and/or its affiliates (the ‘Companies’). For example, data on the Licensee’s use of the Software will be used to train the Companies’ models to improve performance in the future and to gather statistical information regarding the performance and algorithms of the Companies’ Software. Any such data, if used, will be anonymized prior to use and will be authorized and permitted for internal use by the Companies and will never be sold or offered to any other third parties.

The Licensor shall ensure that the Licensee has access to all data accumulated during the use of the Software and stored on servers, with the ability to save such data on the Licensee’s media during the term of the Agreement and, upon the Licensee’s written request, within 7 business days after termination or expiration of this Agreement.”

3.	The Parties agree to supplement the Agreement with Clause 1.5 as follows:
“1.5. Ongoing user support of the Software licensed by the Licensor to the Licensee shall be performed by the Licensee, for which the Licensor shall provide the possibility and create all necessary conditions throughout the entire term of the Agreement. Technical support of the users of the Software licensed under this Agreement shall be provided by the Licensor.”

4.	The Parties agree to restate Clause 2.5 of the Agreement as follows:
“2.5. Term of the Rights granted under this Agreement: perpetual from the date the Parties sign the Acceptance–Transfer Act of the Software and the Rights thereto (the ‘Act’). Technical support provided for under this Agreement shall be rendered by the Licensor during the term of the Agreement. The cost of such technical support is included in the license fee.”

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

5.	The Parties agree to supplement the Agreement with Clause 3.1.5 as follows: “3.1.5. To provide ongoing user support of the Software licensed by the Licensor to the Licensee.”

6.	The Parties agree to supplement the Agreement with Clause 3.4.6 as follows:
“3.4.6. To provide the possibility and create all conditions necessary for the Licensee to carry out ongoing user support of the Software licensed by the Licensor to the Licensee throughout the entire term of the Agreement.”

7.	The Parties agree to supplement the Agreement with Clause 3.4.7 as follows:
“3.4.7. To be liable, within the limits set out in Clause 7.5 of the Agreement, for uninterrupted, round-the-clock access to the servers through which the Software operates, and to ensure the cybersecurity of such servers and the Software.”

8.

The Parties agree to supplement the Agreement with Clause 7.5 as follows:
“7.5. In the event of the Licensor’s breach of this Agreement, the Licensor shall compensate damages caused by such breach only if the Licensor is not released from liability under the applicable laws of Ukraine and/or under this Clause 7.5 of the Agreement.

The Licensor shall in no event be liable under or in connection with the Agreement (regardless of the legal basis—breach of contract, tort, negligence, etc.) in the following cases (even if such possibility was known or foreseeable, and even if an agreed remedy failed of its essential purpose):
7.5.1. loss of production, use, business, revenue or profit;
7.5.2. loss of data or diminution of asset value; and
7.5.3. indirect, incidental, consequential, exemplary, special, enhanced or punitive damages, or any lost profits.
In no event shall the Licensor’s aggregate cumulative liability exceed the total amount paid by the Licensee under this Agreement, regardless of the legal basis of the Licensor’s liability.
The Licensor shall not be liable for third-party claims of intellectual property infringement if they arise as a result of:
– use of open-source code or third-party materials;
– patents published after the effective date of the Agreement;
– combination of the Licensor’s solutions with other products not supplied by the Licensor;
– failure to use the Software in accordance with the documentation;
– modifications or derivative products not created by the Licensor or with its authorization;
– the Licensee’s refusal to implement updates or replacements provided by the Licensor;
– use of the Software after notice of a suspected or actual infringement;
– negligent or malicious use of the Software by the Licensee or its representatives;
– use of the Software for an unintended purpose or in breach of instructions;
– external events beyond the Licensor’s commercially reasonable control (as per Section 8 of the Agreement); and
– the Licensee’s breach of its warranties or obligations under the Agreement.”

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

9.	The Parties agree to restate Clause 10.1 of the Agreement as follows:
“10.1. This Agreement shall enter into force upon its signing by the Parties’ authorized representatives and shall be valid until 30.06.2025, but in any case until full performance by the Parties of their obligations hereunder. The term of this Agreement shall be automatically extended monthly in the absence of grounds for termination under Clause 10.2 of this Agreement, with no additional addenda or other written documents required.”

10.	The Parties agree to supplement the Agreement with Clause 10.2.3 as follows:
“10.2.3. The Parties shall have the right to terminate this Agreement unilaterally without cause by the initiating Party giving written notice to the other Party 15 calendar days prior to the intended termination date.”

11.	The Parties agree to supplement the Agreement with Clause 10.2.4 as follows:
“10.2.4. Upon termination or expiration of this Agreement, the Parties, for the purposes of final settlements hereunder, shall within 7 business days prepare and sign a reconciliation act with respect to the licenses that were installed on the equipment manufactured and sold by the Licensee.”

12.	The Parties agree that this Addendum No. 3 is signed by the Parties and becomes effective as of 29.05.2025, except for Clauses 2–8 of this Addendum No. 3, which shall become effective as of 06.06.2025.

All other provisions of the Agreement remain unchanged and are binding on both Parties.

This Addendum No. 3 is executed in two identical counterparts, one for each Party.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

LICENSOR:

Limited Liability Company “Autonomous Robotic Systems”
[***]

Corporate income taxpayer on general terms
VAT payer

Director	/s/ O.A. Filippenkov	O. A. Filippenkov

LICENSEE:

[***]

Corporate income taxpayer on special terms
VAT payer

Director	/s/ [***]	[***]